Earnings Per Share - Summary of Basic and Diluted Earnings / (Loss) Per Share (Detail) (USD $) In Thousands, except Per Share data, unless otherwise specified	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Numerator:
Net income attributable to Brookfield Residential	$ 93,161	$ 7,288
Less: Preferred Share dividends	(135)	(178)
Net income attributable to common shareholders	$ 93,026	$ 7,110
Denominator:
Basic weighted average shares outstanding	101,609	99,949
Net effect of convertible Preferred Shares	267
Net effect of share options assumed to be exercised	178	268
Diluted weighted average shares outstanding	102,054	100,217
Basic earnings per share	$ 0.92	$ 0.07
Diluted earnings per share	$ 0.91	$ 0.07